                                                                  Exhibit 24(a)

                              DUKE POWER COMPANY

                               POWER OF ATTORNEY

               A maximum of 166,000,000 shares of common stock,
                   without par value, of Duke Power Company

                                (Common Stock)

  The undersigned, DUKE POWER COMPANY, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint W. H. Grigg, Richard J. Osborne, Ellen T. Ruff, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission a Registration Statement of said Duke Power Company on Form S-4 and any and all amendments thereto for the purpose of registering under the Securities Act of 1933 the Common Stock, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  Executed the 25th day of February, 1997.

                                          DUKE POWER COMPANY

                                          By:       /s/ William H. Grigg
                                             ----------------------------------
                                                Chairman and Chief Executive
                                                          Officer

(Corporate Seal)

ATTEST:

     /s/ Robert T. Lucas III
---------------------------------
       Assistant Secretary
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           /s/ W.H. Grigg                 Chairman and Chief Executive Officer
-------------------------------------      (Principal Executive Officer and
             W. H. Grigg                   Director)

       /s/ Richard J. Osborne             Senior Vice President and Chief
-------------------------------------      Financial Officer (Principal
         Richard J. Osborne                Financial Officer)

        /s/ Jeffrey L. Boyer              Controller (Principal Accounting
-------------------------------------      Officer)
          Jeffrey L. Boyer

        /s/ G. Alex Bernhardt             (Director)
-------------------------------------
          G. Alex Bernhardt

         /s/ Robert J. Brown              (Director)
-------------------------------------
           Robert J. Brown

           /s/ W. A. Coley                (Director)
-------------------------------------
          William A. Coley

     /s/ Steve C. Griffith, Jr.           (Director)
-------------------------------------
       Steve C. Griffith, Jr.

    /s/ George Dean Johnson, Jr.          (Director)
-------------------------------------
      George Dean Johnson, Jr.

          /s/ W.W. Johnson                (Director)
-------------------------------------
            W.W. Johnson

           /s/ Max Lennon                 (Director)
-------------------------------------
             Max Lennon
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         /s/ James G. Martin              (Director)
-------------------------------------
           James G. Martin

           /s/ Buck Mickel                (Director)
-------------------------------------
             Buck Mickel

           /s/ R.B. Priory                (Director)
-------------------------------------
          Richard B. Priory

     /s/ Russell M. Robinson, II          (Director)
-------------------------------------
       Russell M. Robinson, II